MCINTYRE, FREEDMAN & FLYNN
INVESTMENT ADVISERS, INC.




                                    [LOGO]  McIntyre
                                            Global Equity Fund
                                            A no-load growth fund






                                            Prospectus
                                            July 30, 2003
                                            (as revised October 1, 2003)











The Securities and Exchange Commission has not approved nor disapproved the shares of the Fund as an investment. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.






                                Table of Contents


Risk/Return Summary:...........................................................4
   Investment Objective/Goals..................................................4
   Principal Investment Strategies of the Fund.................................4
   Principal Risks of Investing in the Fund....................................4
   Risk/Return Bar Chart.......................................................4
   Risk/Return Performance Table...............................................5
   Fee Table...................................................................6
   Example of Expenses.........................................................6
Investment Objective, Principal Strategies and Related Risks...................7
Investment Adviser.............................................................9
Shareholder Guide.............................................................10
Purchasing & Selling..........................................................11
Distributions and Taxes.......................................................16
Financial Highlights..........................................................17
Privacy Notice.................................................Inside Back Cover



                              Risk/Return Summary:
                       Investments, Risks, and Performance

Investment Objective/Goal

McIntyre Global Equity Fund (the "Fund") is a no-load mutual fund with the investment objective of long-term capital appreciation.


Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by investing primarily in the securities of issuers in established markets that it believes are positioned to benefit from growth in the global economy. The Fund invests in value oriented securities by focusing on fundamentals, business trends, and management of the companies and their financial strength. In selecting investments, the Fund may take into consideration a company's sector or industry to avoid concentrating in any one economic sector or industry. Generally, the companies in which the Fund invests are traded in the markets of, or derive a substantial portion of their revenues from business activities within, North America (the U.S. and Canada), Europe (which includes Austria, Belgium, Denmark, Finland, France, Germany,
Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Hong Kong and Japan (collectively, the "Major Markets"). The Fund invests in companies in foreign markets by investing in American Depositary Receipts of such companies. Under normal market conditions, the Fund invests at least 65% of its total assets in a portfolio of equity securities of companies exposed to at least three different countries. Under normal market conditions, the Fund invests at least 80%, and usually substantially all, of its assets in equity securities.

Principal Risks of Investing in the Fund
The Fund is subject to the risks common to all mutual funds that invest in equity and foreign securities. You may lose money by investing in this Fund if any of the following occur:


     o the stock markets of the United States, Canada, Europe, Hong Kong or Japan go down;

     o a stock or stocks in the Fund's portfolio do not perform as well as expected;

     o    the value of a foreign currency declines relative to the U.S. dollar;

     o a foreign government expropriates assets belonging to a company in which the Fund has invested; or

     o political, social or economic instability in a foreign country causes the value of the Fund's investments to decline.

In addition, the Fund is non-diversified, which means among other things that the Fund may have a portfolio with as few as twelve issuers. To the extent that the Fund invests in a small number of issuers, an investment in the Fund may involve greater risk than an investment in a diversified fund and the value of the Fund's shares may be volatile and fluctuate more than shares of a mutual fund that invests in a broader range of issuers.

Risk/Return Bar Chart
The Fund began operations on October 25, 2002, when The Dessauer Global Equity Fund, a mutual fund organized as a Delaware statutory trust (the "Predecessor Fund"), reorganized into the Fund, a newly formed series of Advisors Series Trust (the "Trust"). The Fund adopted an investment objective and certain investment strategies and policies identical as those of the Predecessor Fund. The bar chart and table reflect the Predecessor Fund for periods prior to the reorganization and the Fund's performance for the fiscal period October 25, 2002 through March 31, 2003. The bar chart demonstrates the risks of investing in the Fund by showing changes in the Predecessor Fund's and the Fund's performance from year to year. These risks are also demonstrated by the table below, which shows how the Predecessor Fund's and the Fund's average annual returns compare over time with those of the Lipper Global Fund Index and the Morgan Stanley Capital International World Index. Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund's and the Fund's performance would be reduced. Past performance (before and after taxes) is not an indication of future performance.

[Chart]

1998:     26.27%
1999:     33.01%
2000:    -14.43%
2001:    -30.44%
2002:    -45.01%

During the periods shown, the Predecessor Fund's and the Fund's best performance for a quarter was 31.80% (for the quarter ended December 31, 1998). The Predecessor Fund's and the Fund's worst performance was -33.31% (for the quarter ended September 30, 2001).(1)

(1) The Fund's year-to-date return as of June 30, 2003 is 35.61%.

Risk/Return Performance Table
Average Annual Returns as of 12/31/02     1 Year    5 Year    Since Inception(1)
-------------------------------------     ------    ------    ----------------
McIntyre Global Equity Fund
   Return Before Taxes                  -45.01%     -11.28%        -10.80%
   Return After Taxes on
     Distributions(2)                   -45.01%     -13.69%        -13.08%

   Return After Taxes on
     Distributions and Sale of
     Fund Shares(2)                     -27.63%     - 8.84%        - 8.42%
Morgan Stanley Capital International
     World Index(3)                     -19.89%     - 2.11%        - 0.98%
Lipper Global Fund Index(4)             -18.65%     - 0.80%        - 0.05%


(1) On October 25, 2002, the Fund became the successor by merger with the Predecessor Fund, which began operations on May 30, 1997.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher for certain figures because when capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
(3) The Morgan Stanley Capital International World Index is an unmanaged, market-capitalization-weighted index composed of more than 1,400 stocks listed on exchanges from at least 23 countries, including the United States. It reflects no deduction for fees, expenses or taxes.
(4) The Lipper Global Fund Index is an unmanaged index representing an average of the performance of the 30 largest funds that invest at least 25% of their portfolio in securities traded outside of the United States. The mutual funds in this index generally have a similar investment objective as the Fund, although some funds comprising the index may have somewhat different investment policies and objectives. Lipper rankings are based on total returns, including the reinvestment of dividends and capital gains for the stated period. The performance calculations do not include sales charges.

Fee Table
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price)                            None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None
--------------------------------------------------------------------------------
60-Day Redemption Fee1
         (as a percentage of amount redeemed)                          1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees                                                        0.75%
Other Expenses(2)                                                      2.62%
Total Annual Fund Operating Expenses                                   3.37%
Expenses Reimbursement(3)                                             (1.62%)
Net Annual Fund Operating Expenses                                     1.75%

(1) The Redemption Fee applies only to those shares held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(2) Other Expenses include custodian, transfer agency, a 0.25% Shareholder Service Plan expense and other customary Fund expenses. These expenses are based on estimated amounts for the Fund's current fiscal year. This amount does not include interest expense. With interest expense, the percentage of other expenses would be 2.64%.
(3) The Fund has entered into an expense reimbursement agreement with the Adviser, until such contractual arrangement is terminated by the Board of Trustees, under which the Adviser has agreed to limit the Fund's Net Annual Fund Operating Expenses, excluding interest and taxes, to not more than 1.75% of average daily net assets. Under this expense reimbursement agreement, the Adviser may request reimbursement of previously absorbed expenses at any time before the end of the third fiscal year after the fiscal year in which the expenses were absorbed. To request reimbursement, the Fund's current aggregate operating expenses must be below the applicable limitation. The Board of Trustees must review and approve the proposed reimbursement and may terminate the expense reimbursement arrangement at any time. Without the expense reimbursement, the Total Annual Fund Operating Expenses would be 3.37%.

Example of Expenses

This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example is based upon Net Annual Fund Operating Expenses as set forth in the above table. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses have remained the same. Although your actual costs may be higher or lower, based on these assumptions, the cost would be:

                                1 YEAR     3 YEARS     5 YEARS         10 YEARS
                                ------     -------     -------         --------
Without Redemption Fee*          $178        $551       $949            $2,062

* The Fund charges a redemption fee of 1% on amounts redeemed within 60 days of purchase.

Investment Objective, Principal Strategies and Related Risks
Investment Objective. The Fund's investment objective is long-term capital appreciation. The Fund's investment objective and strategies may be changed without shareholder approval.

Investment  Strategies.
Under normal market conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in equity securities of companies that are traded in the markets of, or derive a substantial portion of their revenues from, at least three different countries. Generally, the Fund stays fully invested and deals with market turmoil by being extremely selective and extensively researching the companies in which it invests. At times, it may become necessary for the Fund to take a temporary defensive position inconsistent with its principal investment strategies. At that time, the Fund may invest up to 100% of its assets in cash, cash equivalents or high-quality short-term money market instruments. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

Risks. As with all mutual funds, investing in the Fund involves certain risks. We cannot guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past. You may lose money if you invest in the Fund.

The Fund may use various investment techniques, some of which involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. To reduce risk, the Fund is subject to certain limitations and restrictions. The Fund intends to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

Risks of Investing in Mutual Funds
The following  risks are common to all mutual funds and  therefore  apply to the
Fund:

o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations can be based on many factors including historical and prospective earnings of an issuer, the value of its assets, general economic conditions, interest rates, investor perception and market liquidity, and mean that a security may be worth more or less than it was at the time of purchase. Market risk applies to individual securities, a particular sector, or the entire economy.

o Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risks of Non-Diversification
The Fund is non-diversified under the Investment Company Act of l940 (the "1940 Act"). This means that there is no restriction under the 1940 Act on how much the Fund may invest in the securities of an issuer. As a result of the Fund's non-diversified status, the value of the Fund's shares may be volatile and fluctuate more than shares of a mutual fund that invests in a broader range of issuers.

Risks of Investing in Foreign Securities
The following risks are common to mutual funds that invest in foreign companies, including companies in Europe and Asia, and therefore apply to the Fund:

o Legal System and Regulation Risk. Foreign companies generally are subject to less stringent regulations, including legal, financial, and accounting controls than are U.S. companies. As a result, there can be less publicly available or reliable information about foreign companies than about U.S. companies.

o Currency Risk. The Fund's investments that relate to companies in a particular foreign country could be adversely affected if the U.S. dollar rises in value against that foreign country's currency.

o Stock Exchange and Market Risk. Foreign securities markets are smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities.

o Country Risk. The Fund's investments that relate to companies in a particular foreign market could be adversely affected by political upheaval, financial troubles, or a natural disaster that affects the market.

o Market Concentration. Securities markets of other countries are smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, and this could affect the Fund's investments.

o Political Instability. Changes in interest rates and higher unemployment could cause political instability, which could cause some nations to abandon economic reforms or could result in the election or installation of new governments.

o Currency Devaluation. The decline in the value of foreign currencies can trigger a loss of investor confidence resulting in a decline in the value of the stock markets of the affected countries. Devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations.

o Privatization Risk. Some countries are privatizing state operated and/or owned companies. There is the risk that this could cause labor unrest and political instability or that those privatization efforts could fail.

o Hong Kong. China is obligated to maintain the previously existing capitalist economic and social system of Hong Kong through June 30, 2047. The continuation of economic and social freedoms enjoyed in Hong Kong depends upon the government of China. Also, a small number of companies represent a large percentage of the Hong Kong market, which may lead to greater volatility in this market than in less concentrated markets.

Risks of Investing in Debt Securities
The following risks are common to all mutual funds that invest in debt securities and therefore apply to the portion of the Fund's portfolio, if any, that is invested in such debt securities:

o Interest Rate Risk. The value of a debt security typically decreases when interest rates rise. In general, debt securities with longer maturities are more sensitive to changes in interest rates.

o Inflation Risk. A debt security may lose value if the rate of inflation increases. Fixed debt securities are more susceptible to this risk than floating debt securities.

o Reinvestment Risk. A fund may obtain a lower rate of return when reinvesting investment income or sale proceeds.

o Credit Risk. The issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.

                               Investment Adviser

Investment Adviser and Investment Advisory Agreement

McIntyre, Freedman & Flynn Investment Advisers, 4 Main Street, Orleans, MA 02653 is the investment adviser of the Fund (the "Adviser"). The Adviser, an investment adviser registered with the SEC, was founded in 1986 and as of June 30, 2003 managed approximately $119 million in both U.S. and international assets.

o Advisory Services. Under an Investment Advisory Agreement, the Adviser supervises and assists in the overall management of the Fund's affairs subject to the authority of Board of Trustees. The Adviser provides the Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund's portfolio, at all times subject to the policies set forth by the Board of Trustees. The Adviser identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments, and determines the forms of investments. The Adviser also monitors and reviews the Fund's portfolio. As compensation, the Fund pays the Adviser a monthly management fee based upon its average daily net assets. For the fiscal year ended March 31, 2003, the Advisor waived all of its advisory fees.

o Management of the Adviser. Thomas P. McIntyre controls the Adviser and has been the portfolio manager of the Fund's portfolio since its inception. He joined the Adviser in 1989 and became President in 1992. For two years prior to joining the Adviser, he served as an assistant treasurer for the National Association of Securities Dealers, Inc. and was responsible for their $84 million fixed-income portfolio. He previously served as Vice President and Controller of a closed-end equity fund with assets of $140 million. Mr. McIntyre graduated from Notre Dame University in 1977 with a degree in economics and went on to earn an M.B.A. from Notre Dame in 1979. Mr. McIntyre is a Certified Public Accountant and a Chartered Financial Analyst with over 20 years experience in financial analysis and portfolio management.

Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan whereby it pays 0.25% of the Fund's average daily net assets to the Adviser or other financial institutions for shareholder services and account maintenance, including responding to shareholder inquiries and direct shareholder communications.

                                Shareholder Guide

                  Your Account with McIntyre Global Equity Fund


Types of Accounts
--------------------------------------------------------------------------------
              Regular                                 Retirement
   (these accounts are taxable)       (these accounts are generally nontaxable)
         o Individual                             o Roth IRA
         o Joint Tenant                           o Regular IRA
         o UGMA/UTMA                              o Rollover IRA
         o Trust                                  o Roth Conversion
         o Corporate                              o SIMPLE IRA
         o SEP IRA                                o 401(k)
                                                  o 403 (b)
--------------------------------------------------------------------------------
Investment Minimums.
--------------------------------------------------------------------------------
The Minimum Initial Investments Are:
--------------------------------------------------------------------------------
Regular (New Investor)                                                    $1,000
--------------------------------------------------------------------------------
Additional Investment (Current Fund Shareholders)                           $100
--------------------------------------------------------------------------------
Retirement (Roth and Regular)                                             $1,000
--------------------------------------------------------------------------------
Coverdell Education Savings Account                                         $500
--------------------------------------------------------------------------------
Gift                                                                        $250
--------------------------------------------------------------------------------
Pre-authorized Investment Plan (Initial and Installment Payments)           $100
--------------------------------------------------------------------------------
Additional Investments                                                      $250
--------------------------------------------------------------------------------

The Fund may reduce or waive the minimum investment requirements in some cases.

Net Asset Value. The net asset value ("NAV") per share of the Fund is calculated each business day at the close of trading on the New York Stock Exchange, which is normally 4:00 p.m. Eastern time. You may buy and sell shares on any business day at the next NAV calculation after you place your order. Shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The NAV is calculated by subtracting the Fund's liabilities from its assets and then dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles as well as federal securities laws and regulations. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by or under the supervision of the Fund's officers under methods authorized by the Board of Trustees.

                              Purchasing & Selling


How to Buy Shares. You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "McIntyre Global Equity Fund". The Fund will not accept payment in cash, including cashier's check or money order. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled. A charge may be imposed if your check does not clear. The Fund does not issue share certificates and its shares are not registered for sale outside of the United States. The Fund reserves the right to reject any purchase in whole or in part.

By Check: If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check (made payable to "McIntyre Global Equity Fund") to:


Regular Mail

McIntyre Global Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
McIntyre Global Equity Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Third Floor
Milwaukee, WI  53202


NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.


If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "McIntyre Global Equity Fund" to the Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check. No third party checks, starter checks or non-pre-printed checks will be accepted. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.


By Wire: If you are making an initial investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once you have an established account, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank, National Association
425 Walnut Street
Cincinnati, OH, 45202
ABA #042000013
Credit:  U.S. Bancorp Fund Services, LLC
         A/C #112-952-137

FFC:     McIntyre Global Equity Fund
         Shareholder Registration
         Shareholder Account Number (if known)


If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-800-560-0086. Your bank may charge you a fee for sending a wire to the Fund.

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Adviser may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Purchase Order Cut-Off. The Fund, at the direction of the Board of Trustees, may cease taking purchase orders at any time when it believes that it is in the best interest of current shareholders.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent as 1-800-560-0086 if you need additional assistance when completing your application.

How to Sell (Redeem) Shares. You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to a Fund or through your investment representative.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give the name of the Fund, your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

Regular Mail

McIntyre Global Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight Delivery

McIntyre Global Equity Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Third Floor
Milwaukee, WI  53202


If you complete the Redemption by Telephone portion of the Account Application Form, you may redeem all or some of your shares by calling the Transfer Agent at 1-800-560-0086 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day and mailed to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application Form. The minimum amount that may be wired is $500. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application Form. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

You may request telephone transaction privileges after your account is opened by calling the Transfer Agent at 1-800-560-0086 for instructions.

You may have difficulties in making a telephone transaction during periods of abnormal market activity. If this occurs, you may mail your transaction request in writing to the address noted above.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your first investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application Form is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

Systematic Withdrawal Plan. You may establish a systematic withdrawal plan that allows you to have regular monthly or quarterly payments redeemed from your account and sent to either you or a third party you designate. Payments must be at least $100 and your account must have an account value of at least $10,000. You will receive the NAV on the date of the scheduled withdrawal. You may realize either a capital gain or loss on the withdrawals that must be reported for tax purposes. You may purchase additional shares of the Fund under this plan as long as the additional purchases are equal to at least one year's scheduled withdrawals.

Small Accounts. To reduce Fund expenses, we may redeem an account if the total value of the account falls below $1,000 due to redemptions. You will be given at least 30 days' prior written notice of this redemption. During that period you may purchase additional shares to avoid the redemption.

Redemption Fee. If shares are redeemed within 60 days of purchase, a 1% fee will be charged and withheld from the proceeds of the redemption. This fee is paid to the Fund to help offset transaction costs and administrative expenses. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends or distributions.

Redemption in Kind. The Fund reserves the right to redeem your shares "in kind." For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Fund may send you a combination of cash and a share of the Fund's securities. The Fund does not expect to do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Redemption by Corporations. All redemptions by corporations need to have a certified copy of the resolution attached to the request.

Signature Guarantee. To protect the Funds and their shareholders, a signature guarantee is required for all written redemption requests over $100,000.
Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees are also required for redemption requests by corporations, partnerships, trusts or other fiduciary accounts, or any account where proceeds are to be paid to someone other than the record owner. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Householding. In an effort to decrease costs, we intend to reduce the number of duplicate prospectus, annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-560-0086 to request individual copies of these documents. Once we receive notice to stop householding we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

                             Distributions and Taxes

Dividends and Capital Gains Distributions. The Fund intends to distribute all or most of its net investment income and net capital gains to shareholders annually.

Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more shares of the Fund. You will be buying those new shares at the NAV per share on the ex-dividend date. You may choose to have dividends and capital gains distributions paid to you in cash. You may authorize this option by calling the Fund at 1-800-560-0086 and requesting this change. You must complete the form and return it to the Fund before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying a Dividend. If you buy shares of the Fund just before a distribution (on or before the record date), you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying before a dividend." For example, if you bought shares on or before the record date and paid $10.00 per share (in cash or in the form of additional shares), and, shortly thereafter, the Fund paid you a dividend of $1.00 per share, then your shares would now be worth $9.00 per share. Unless your account is a tax-deferred account, the dividend paid to you would be included in your gross income for tax purposes even though you have not participated in the increase of the NAV of the Fund.

Tax Issues. The Fund has elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If the Fund is unable to meet certain Code requirements, it may be subject to taxation as a corporation.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors receive from the Fund are considered ordinary income. Part of the distributions paid by the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Fund.

Part of the Fund's investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain requirements under the Code, it may pass through these foreign taxes to shareholders, who may then claim, subject to applicable limitations, a credit or deduction against their own taxes for their share of foreign taxes paid.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

                              Financial Highlights

This financial highlights table is based on the financial history of the Predecessor Fund and the Fund and is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund and the Fund assuming reinvestment of all dividends and distributions. The information in the table has been audited by Tait, Weller & Baker, independent auditors, for the fiscal year ended March 31, 2003, and by other auditors for previous years. Tait, Weller & Baker's report along with further detail on the Fund's financial statements are included in the Fund's annual report dated March 31, 2003, which is available upon request.



For a capital share outstanding throughout each year

                                            Year Ended   Year Ended    Year Ended   Year Ended    Year Ended
                                            March 31,    March 31,     March 31,    March 31,     March 31,
                                               2003         2002          2001         2000          1999
                                               ----         ----          ----         ----          ----

Net asset value, beginning of year             $6.57       $12.69        $23.56        $14.97       $13.69
Income (loss) from
Investment operations:
Net investment income (loss)                   (0.04)       (0.15)        (0.24)        (0.24)       (0.05)
Net realized and unrealized gain or
    loss on investments                        (2.07)       (3.72)        (8.90)         8.92         1.35
                                               ------       ------        ------         ----         ----
Total from investment operations               (2.11)       (3.87)        (9.14)         8.68         1.30
                                               ------       ------        ------         ----         ----
Less distributions
Dividends from net investment income            0.00         0.00          0.00          0.00        (0.02)
Distributions from net realized gain            0.00        (2.25)        (1.73)        (0.09)        0.00
                                                ----        ------        ------        ------        ----
Total distributions                             0.00        (2.25)        (1.73)        (0.09)       (0.02)
                                                ----        ------        ------        ------       ------
Net asset value, end of year                   $4.46        $6.57        $12.69        $23.56       $14.97
                                               =====        =====        ======        ======       ======
Initial offering price                          N/A          N/A           N/A           N/A        $12.50
New York Stock Exchange
    closing price, end of period                N/A          N/A           N/A           N/A        $14.13
Total investment return+                        N/A          N/A           N/A           N/A         13.20%(1)
Total return                                  (32.12%)     (33.07%)(2)   (39.86%)(2)    58.18%(2)     9.54%(2)
Net assets, end of year (millions)             $9.7        $18.8         $43.5         $81.2        $90.6
Ratios/supplemental data: Ratio of expenses
    to average net assets including
    interest expense:
Before fees waived and expenses                 3.39%        2.40%         1.77%         2.26%        1.43%
    recouped by advisor
After fees waived and expenses                  1.77%(3)     1.78%         1.78%         1.79%        N/A
    recouped by advisor
Ratio of net investment income (loss)
    to average net assets
Before fees waived and expenses                (2.29%)      (1.98%)       (1.23%)       (1.62%)      (0.32%)
    recouped by advisor
After fees waived and expenses                 (0.67%)(4)   (1.36%)       (1.24%)       (1.15%)       N/A
    recouped by advisor
Portfolio turnover rate                        36.98%       57.90%        68.76%         9.63%       51.68%

+    Does not reflect sales charges.
(1)  Based on the market price of the Fund's shares  including the  reinvestment of dividends and  distributions  at prices  obtained by participants in the
     Fund's dividend reinvestment plan.
(2)  Based on net asset value per share including the  reinvestment of dividends and distributions.
(3)  The annualized expense ratio excluded interest expense. The ratio excluding interest  expense  would have been 1.75% for the year ended March 31, 2003.
(4)  The net  investment  income  ratio  included  interest  expense.  The ratio excluding interest expense would have been (0.66%) for the year ended March
     31, 2003.

                                 Privacy Notice

     The Fund collects non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.




                           McIntyre Global Equity Fund
                        a series of Advisors Series Trust


                              For More Information

The Statement of Additional Information (SAI) includes additional information about the Fund and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's and the Predecessor Fund's performance during its last fiscal year.

The SAI and shareholder reports are available free upon request. To request them or other information, or to ask any questions, please call or write:


                           McIntyre Global Equity Fund
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                            Telephone: 1-800-560-0086


The SAI and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information about its operations.

Reports and other Fund information are also available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of the proper duplicating fees, by writing to the SEC's Public Reference Room, Washington, DC 20549-0102 or by email at www.publicinfo@sec.gov.






        (The Trust's SEC Investment Company Act file number is 811-07959)






                       Statement of Additional Information
                                  July 30, 2003

                          (as revised October 1, 2003)

                           MCINTYRE GLOBAL EQUITY FUND

                        a series of Advisors Series Trust


                           McIntyre Global Equity Fund

                                  4 Main Street
                          Orleans, Massachusetts 02653
                                1 (800) 560-0086


This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated July 30, 2003 (as revised October 1, 2003), and as may be further revised, of McIntyre Global
Equity Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"). Please retain this document for future reference. To obtain a copy of the Prospectus, please call the Fund toll-free at 1-800-560-0086. McIntyre, Freedman & Flynn Investment Advisers, Inc. (the "Adviser") is the investment adviser to the Fund. A copy of the Fund's Prospectus may be obtained by contacting the Fund at the above address or telephone number. The financial statements included as part of the Fund's Annual Report to shareholders for the fiscal year ended March 31, 2003 are incorporated by reference into this SAI.


                                Table of Contents


THE TRUST......................................................................2
INVESTMENT OBJECTIVE, POLICIES AND RISKS.......................................2
INVESTMENT RESTRICTIONS.......................................................15
MANAGEMENT....................................................................16
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................24
PORTFOLIO TURNOVER............................................................25
PURCHASE AND REDEMPTION OF FUND SHARES........................................27
TAX MATTERS...................................................................28
DIVIDENDS AND DISTRIBUTIONS...................................................31
PERFORMANCE INFORMATION.......................................................33
ANTI-MONEY LAUNDERING PROGRAM.................................................36
PROXY VOTING POLICY...........................................................37
GENERAL INFORMATION...........................................................38
FINANCIAL STATEMENTS..........................................................39



                                    THE TRUST

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund and not to any other series of the Trust.

The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund commenced operations on October 25, 2002, when The Dessauer Global Equity Fund (the "Predecessor Fund"), an open-end management investment company organized as a Delaware statutory trust, reorganized into the Fund, a newly formed series of the Trust. Before the reorganization, the Fund had no assets or liabilities.


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

The following information supplements the discussion of the Fund's investment objective and policies as set forth in its Prospectus. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code ("Code"), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund's total assets. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

In pursuing its investment objective, the Fund does not intend to lend portfolio securities or invest in illiquid or restricted securities, though it may do so in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Fund will observe a non-fundamental policy of not investing for the purpose of exercising control over management, even though it may take substantial positions in securities of small companies and in certain circumstances this may result in the acquisition of such control. Such circumstances could arise, for example, when existing controlling persons of an issuer dispose of their holdings to larger groups or to the public or where an issuer defaults to the Fund on its obligations pursuant to the provisions of a purchase agreement or instrument governing the rights of a senior security held by the Fund.

The following information supplements the discussion of the Fund's investment objective and policies as set forth in its Prospectus. There can be no guarantee that the Fund's objective will be attained. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition or sale of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether an investment complies with the Fund's investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Equity Securities. The Fund intends to invest in equity securities consistent with its investment objective and strategies. Common stocks and preferred stocks are examples of equity securities. Equity securities, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see "Convertible Securities" below.

To the extent the Fund invests in the equity securities of small or medium-size companies it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of the securities. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

Preferred Stock. The Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer by dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Foreign Securities. The Fund intends to invest in securities of foreign issuers directly or through American Depositary Receipts ("ADRs") or other forms of depositary receipts, such as Global Depositary Receipts ("GDRs"). Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investing in foreign issuers involves certain risk factors that are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Fund may temporarily hold invested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investments in foreign securities involve certain inherent risks, including the following:

Political  and  Economic  Factors.   Individual  foreign  economies  of  certain
countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.

The possibility exists in some, if not all, foreign countries of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of those countries or the value of the Fund's investments in the countries. It may also be difficult for a company operating in a foreign country to obtain and enforce a legal judgment outside of the United States. In some countries, there is an increased risk of hyperinflation, currency devaluation and government intervention in the economy in general. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risks. The Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of the Fund's investments. The Fund would also incur costs in connection with conversions between various currencies.

Although the Fund is authorized to use various investment strategies to hedge currency exchange rate risk, many of these strategies may not initially be used by the Fund to a significant extent. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward, futures or options contracts to purchase or sell foreign currencies. The use of forwards, futures and options contracts entails certain special risks. The variable degree of correlation between exchange rate movements of futures contracts and exchange rate movements of the related portfolio position of the Fund, for example, could create the possibility that losses on the hedging instrument would be greater than gains in the value of the Fund's position. In addition, forwards, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund may not be able to close out a transaction without incurring substantial losses. Although the use of forwards, futures and options transactions for hedging would tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it could limit any potential gains that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Some of the income received by the Fund may be in foreign currencies. The Fund will, however, compute and distribute its income in U.S. dollars, and the computation of income will be made on the date on which the income is earned by the Fund at the foreign exchange rate in effect on that date. As a result, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the receipt of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, could have an adverse effect on the Fund's performance.

Trading Markets in Foreign Countries. Trading volume in certain foreign country securities markets is substantially less than that in the securities markets of the United States or other developed countries. In addition, securities of some companies located in foreign countries will be less liquid and more volatile than securities of comparable U.S. companies. Commissions for trading on foreign country stock exchanges are generally higher than commissions for trading on U.S. exchanges, although the Fund will seek the most favorable net results on its portfolio transactions and may, in certain instances, be able to purchase its portfolio investments on stock exchanges on which commissions are negotiable. Further, some foreign markets are subject to less government supervision and regulation of the securities markets and their participants and have significantly smaller capitalization as compared to the U.S. markets. Investments in certain foreign markets are also likely to experience delays in settlement of securities transactions. Clearing and registration of securities transactions in certain countries are subject to significant risks not associated with investments in the U.S. and other more developed markets.

Companies in certain foreign countries are also not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, less information about a foreign company may be available than about a U.S. publicly-traded company. When a foreign issuer's financial statements are not deemed to reflect accurately its financial situation, the Adviser may take additional steps to evaluate the proposed investment. These steps may include an on-site inspection of the company, interviews with its management and consultations with accountants, bankers and other specialists. In certain cases, financial statements must be developed or verified by these specialists. In addition, government supervision and regulation of foreign stock exchanges, brokers and listed companies is generally less than in the United States.

Repatriation; Investment Controls. Foreign investment in certain countries may be restricted or controlled to varying degrees by local or national governments. These restrictions or controls at times may include the requirement of governmental approval for the repatriation of investment income or the proceeds of sales of securities by foreign investors. Certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain countries may also restrict investment opportunities in issuers in industries deemed important to national interests. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Indirect foreign investment in the securities of companies listed and traded on the stock exchanges in emerging countries may be permitted by certain of these countries in certain instances through investment funds that have been specifically authorized.

Taxes. The interest and dividends payable on some of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Emerging Markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which, in addition to the risks of foreign securities in general, entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Restricted and Illiquid Securities. The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees (hereinafter referred to as the "Board" or "Trustees"), to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including, among other things, repurchase agreements, commercial paper, and foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust's Board may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Borrowings. The Fund may borrow funds to meet redemptions, to increase its portfolio holdings of securities, or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risks. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used.

Short-Term and Temporary Investments. When the Adviser believes market or economic conditions are unfavorable for investors, the Adviser may invest up to 100% of the Fund's net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents, or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the Fund's investments, or the U.S. economy in general. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares, and other money market equivalents. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn a high rate of income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other money market fund's advisory and operational expenses. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Repurchase Agreements. The Fund may have a portion of its net assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its net assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement. Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities.

The Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by the Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by the Fund not within the control of the Fund, and therefore the realization by the Fund on the collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Investment Company Securities. The Fund may invest in shares of other investment companies. To the extent permitted by the 1940 Act, the Fund may invest in money market mutual funds in connection with its management of daily cash positions. The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

Short Sales. Although not currently part of the Fund's investment strategy, the Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will not make short sales other than shorts sales "against the box," a transaction in which the Fund enters into a short sale of a security owned by the Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Derivatives. The Fund may to a limited extent, at such times as the Adviser deems appropriate and consistent with the Fund's investment objective, use options, futures contracts and related options. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates, and/or changing market conditions.

Buying Call and Put Options. Call and put options may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. The Fund has the ability to write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities, which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered in to a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of the loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out the option it has written.

The Fund may also write exchange-traded call options on its securities. Call options may be written on portfolio securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls bellows the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciated price above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same securities as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that the Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the investments.

The Fund realizes profits from closing purchase transactions if the price of the transaction is less than the premium received from writing the option. Likewise, the Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security.

Writing Over-the-Counter ("OTC") Options. The Fund also has the ability to engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information obtained from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Futures Contracts. The Fund also has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery or cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time the Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin." Thereafter, the Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index.

Risks Associated With Options and Futures. Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in the market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price if the underlying securities declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund's investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such a contract.

The Commodity Futures Trading Commission ("CFTC") and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Fund's strategies for hedging its securities.

Often, futures purchased or sold by the Fund will be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the CFTC regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. The Fund's investments in foreign futures or foreign options transactions may not be provided the same protections as transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.


                             INVESTMENT RESTRICTIONS

Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the1940 Act) of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The following are the Fund's fundamental investment restrictions set forth in their entirety.

1.   The Fund may not:

     (a) With respect to 50% of its assets, invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government) and may not purchase more than 10% of the outstanding voting securities of a single issuer.

     (b) With respect to the other 50% of its assets, invest more than 25% of the market value of its total assets in a single issuer.

2.   The Fund may borrow money to the extent permitted under the 1940 Act.

3. The Fund may not issue any senior security (as defined in the 1940 Act), except that the Fund may:

     (a) Engage in transactions that result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the SEC;

     (b)  Acquire other  securities,  the acquisition of which may result in the
          issuance  of  a  senior  security,   to  the  extent  permitted  under
          applicable regulations or interpretations of the 1940 Act;

     (c) Issue multiple classes of shares in accordance with the regulations of the SEC; and

     (d) To the extent it might be considered the issuance of a senior security, borrow money as authorized by the 1940 Act.

4. The Fund may not invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. Government Securities.

5. The Fund may not buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments, and foreign currencies; securities which are secured by real estate or commodities; and securities of companies which invest or deal in real estate or commodities.

6. The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

7. The Fund may not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities (iv) loan money to other funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

                                   MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board . The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.


----------------------- ----------- ----------------- ---------------------------- ------------------------------

                        Position   Term of Office and
       Name, Address      with       Length of Time  Principal Occupation During
          and Age       The Trust        Served            Past Five Years          Other Directorships Held
----------------------- ----------- ----------------- ---------------------------- ------------------------------

                                        Independent Trustees of the Trust
-----------------------------------------------------------------------------------------------------------------
Walter E. Auch*         Trustee     Indefinite term   Management Consultant        Director, Nicholas-Applegate
  (born 1921)                       since February                                 Funds, Citigroup Funds, Pimco
2020 E. Financial Way               1997.                                          Advisors LLP and Senele Group.
Glendora, CA 91741
----------------------- ----------- ----------------- ---------------------------- ------------------------------
Donald E. O'Connor*     Trustee     Indefinite term   Financial Consultant;        Independent Director, The
  (born 1936)                       since February    formerly Executive Vice      Forward Funds.
2020 E. Financial Way               1997.             President and Chief
Glendora, CA 91741                                    Operating Officer of ICI
                                                      Mutual Insurance Company
                                                      (until January 1997).
----------------------- ----------- ----------------- ---------------------------- ------------------------------
George T. Wofford III*  Trustee     Indefinite term   Senior Vice President,       None.
  (born 1939)                       since February    Information Services,
2020 E. Financial Way               1997.             Federal Home Loan Bank of
Glendora, CA 91741                                    San Francisco.
----------------------- ----------- ----------------- ---------------------------- ------------------------------
James Clayburn LaForce* Trustee     Indefinite term   Dean Emeritus, John E.       Director, The Payden & Rygel
  (born 1927)                       since May 2002.   Anderson Graduate School of  Investment Group, The
2020 E. Financial Way                                 Management, University of    Metzler/Payden Investment
Glendora, CA 91741                                    California, Los Angeles.     Group, PIC Investment Trust,
                                                                                   PIC Small Cap Portfolio,
                                                                                   PIC Balanced Portfolio,
                                                                                   PIC Growth Portfolio,
                                                                                   PIC Mid Cap Portfolio,
                                                                                   BlackRock Funds, Jacobs
                                                                                   Engineering, Arena
                                                                                   Pharmaceuticals, Cancervax.
----------------------- ----------- ----------------- ---------------------------- ------------------------------
George J. Rebhan*       Trustee     Indefinite term   Retired; formerly President, Trustee, E*TRADE Funds.
  (born 1934)                       since May 2002.   Hotchkis and Wiley Funds
2020 E. Financial Way                                 (mutual funds) from 1985 to
Glendora, CA 91741                                    1993.
----------------------- ----------- ----------------- ---------------------------- ------------------------------
                         Interested Trustee of the Trust
----------------------- ----------- ----------------- ---------------------------- ------------------------------
Eric M. Banhazl**       Trustee     Indefinite term   Senior Vice President, U.S.  None.
  (born 1957)                       since February    Bancorp Fund Services, LLC
2020 E. Financial Way               1997.             since July 2001; Treasurer,
Glendora, CA 91741                                    Investec Funds; formerly,
                                                      Executive Vice
                                                      President, Investment
                                                      Company Administration,
                                                      LLC; ("ICA") (mutual fund
                                                      administrator
                                                      and the Fund's former
                                                      administrator).
----------------------- ----------- ----------------- ---------------------------- ------------------------------
                        Officers of the Trust
-----------------------------------------------------------------------------------------------------------------
Eric M. Banhazl         President   Indefinite term   See Above.                   See Above.
  (see above)           (Interested since February
                        Trustee -   1997.
                        see above.)
----------------------- ----------- ----------------- ---------------------------- ------------------------------
Douglas G. Hess         Treasurer   Indefinite term   Vice President, Compliance   None.
  (born 1967)                       since June 2003.  and Administration, U.S.
615 East Michigan St.                                 Bancorp Fund Services, LLC
Milwaukee, WI 53202                                   since March 1997.
----------------------- ----------- ----------------- ---------------------------- ------------------------------
Chad E. Fickett         Secretary   Indefinite term   Assistant Vice President,    None.
  (born 1973)                       since March 2002. U.S. Bancorp Fund Services,
615 East Michigan St.                                 LLC since July 2000.
Milwaukee, WI 53202
----------------------- ----------- ----------------- ---------------------------- ------------------------------

* Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

** Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund. U.S. Bancorp Fund Services, LLC is an affiliate of Quasar Distributors, LLC, the Fund's distributor.

Compensation

Each Independent Trustee receives $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. This amount is allocated among each of the portfolios comprising the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.



  Name of Person/Position     Aggregate     Pension or Retirement   Estimated Annual  Total Compensation
                          Compensation From  Benefits Accrued as      Benefits Upon  from Trust(2) Paid to
                              the Trust(1)    Part of Fund Expenses      Retirement        Trustees
------------------------- ----------------- ----------------------- ---------------- ---------------------
Walter E. Auch, Trustee        $20,000               None                 None             $20,000
------------------------- ----------------- ----------------------- ---------------- ---------------------
Donald E. O'Connor,
Trustee                        $20,000               None                 None             $20,000
------------------------- ----------------- ----------------------- ---------------- ---------------------
George T. Wofford III,         $19,500               None                 None             $19,500
Trustee
------------------------- ----------------- ----------------------- ---------------- ---------------------
James Clayburn LaForce,        $19,500               None                 None             $19,500
Trustee
------------------------- ----------------- ----------------------- ---------------- ---------------------
George J. Rebhan, Trustee      $20,000               None                 None             $20,000
------------------------- ----------------- ----------------------- ---------------- ---------------------

(1)  For the fiscal year ended March 31, 2003.
(2) There are currently numerous portfolios comprising the Trust. For the fiscal year ended March 31, 2003, trustees fees and expenses in the amount of $3,073 were allocated to the Fund.

Board Committees

The Trust has two standing committees: The Audit Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting. The Audit Committee met once during the last fiscal year with respect to the Fund.

The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the
Administrator's staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee did not meet during the last fiscal year with respect to the Fund and the Predecessor Fund.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of June 30, 2003, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

----------------------------------- ------------- ------------------------------

Name and Address                     % Ownership         Type of Ownership
----------------------------------- ------------- ------------------------------
Charles Schwab & Co., Inc.
101 Montgomery Street                   15.83%                 Record
San Francisco, CA 94101-4122

National Financial Services Corp.
For exclusive benefit of customers      7.41%                  Record
Attn: Mutual Funds Dept, 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
----------------------------------- ------------- ------------------------------

As of the date of this SAI, no Independent Trustee of the Trust beneficially owned shares of the Fund and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, as of December 31, 2002, neither the Independent Trustees nor members of their immediately family, own securities beneficially or of record in the Adviser, the Distributor or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Adviser, the Distributor or any affiliate of thereof was a party.

The Adviser

McIntyre, Freedman & Flynn Investment Advisers, Inc., 4 Main Street, Orleans, MA 02653, acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board may determine the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For the periods indicated below, the Fund and the Predecessor Fund paid the following advisory fees to the Adviser:

----------------------- ------------------- ----------------- -----------------
Fees Paid to Adviser:
                          Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
                           March 31, 2003    March 31, 2002     March 31, 2001
----------------------- ------------------- ----------------- -----------------
Fees Accrued                      $88,316       $239,919           $491,649
Fees Waived/Recouped             $189,851       $196,901            $4,170
Net Advisory Fee Paid               $0           $43,018           $495,819
----------------------- ------------------- ----------------- -----------------

The Fund is responsible for its own operating expenses. The Adviser, however, has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board's subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

In granting its approval of the Advisory Agreement at a meeting of the Board on June 27 and 28, 2002, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Adviser to the Predecessor Fund; (b) the appropriateness of the fees paid by the Fund to the Adviser; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Adviser; and (e) the nature of the Fund's investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser's brokerage practices were reasonably efficient. The Board were also provided with a report setting forth the Fund's investment performance during historical and recent periods and compared to (i) standardized industry performance data, (ii) the performance of comparable mutual funds and (iii) the performance of recognized indices.

Shareholder Servicing Plan
The Fund has also adopted a Shareholder Servicing Plan whereby the Adviser may be entitled to receive service fees from the Fund at an annual rate of up to 0.25% of the average daily net assets of Fund shares for shareholder support. Such support may include, among other things, establishing and maintaining accounts and records; aggregating and processing orders involving Fund shares; processing dividend and other distribution payments from the Trust; providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; forwarding communications from the Fund to shareholders; assisting shareholders in changing the Fund's records as to their addresses, dividend options, account registrations or other data; or providing such other similar services as the Adviser may reasonably request from other organizations. For the indicated periods, the Predecessor Fund and the Fund paid the following fees to its Adviser:

-------------- ----------------- ------------------------ ----------------------
               Fiscal Year Ended    Fiscal Year Ended        Fiscal Year Ended
Fees Paid to:    March 31, 2002      March 31, 2001            March 31, 2000
-------------- ----------------- ------------------------ ----------------------

Adviser             $29,439              $79,973                  $163,883

-------------- ----------------- ------------------------ ----------------------

Other Service Providers

Pursuant to an Administration Agreement (the "Administration Agreement"), U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, (the "Administrator"), acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. For the periods indicated below, the Fund and the Predecessor Fund paid the following fees to its Administrator:


------------------------------- ----------------- ------------------ ------------------

Fees Paid to:                   Fiscal Year Ended  Fiscal Year Ended  Fiscal Year Ended
                                  March 31, 2003    March 31, 2002    March 31, 2001
------------------------------- ----------------- ------------------ ------------------

U.S. Bancorp Fund Services, LLC         $20,446           $32,071            $65,553

------------------------------- ----------------- ------------------ ------------------

U.S. Bank, National Association, located at 425 Walnut St., Cincinnati, Ohio 45202, acts as custodian ("Custodian") of the securities and other assets of the Fund. The Administrator also acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Custodian and the Fund's Distributor are affiliated entities under the common control of U.S. Bancorp.

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent public accountants for the Fund whose services include auditing the Fund's financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, is counsel to the Fund.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the "Distributor"), pursuant to which the Distributor acts as the Fund's distributor, provides certain administration services and promotes and arranges for the sale of the Fund's shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Transactions in portfolio securities are effected through various brokers and may include the payment of brokerage commissions. The Adviser is authorized to allocate the orders placed by it on behalf of the Fund to such brokers who also provide research or statistical material, or other services to the Fund or the Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Advisers will report on such allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis thereof. In addition, the Adviser may consider sales of shares of the Fund as a factor in the selection of unaffiliated brokers to execute portfolio transactions for the Fund, subject to the requirements of best execution.

In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.
Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is justified reasonably by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Adviser for the Fund's use a commission for effecting a portfolio investment transaction in excess of the commission another broker would have charged for effecting the same transaction. The Adviser must determine in good faith, however, that the commission was reasonable in relation to the value of the research service provided by such broker with respect to the particular transaction or the Adviser's ongoing responsibilities with respect to the Fund. The Board will review quarterly the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices of the industry. The Adviser is also authorized to consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price. For the indicated periods, the Predecessor Fund and the Fund paid the following fees to its brokers:

-------------- ----------------- ----------------- -------------------------

Fees Paid to:  Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended March
               March 31, 2003      March 31, 2002        31, 2001
-------------- ----------------- ----------------- -------------------------

Brokers                $35,791           $99,588           $96,329

-------------- ----------------- ----------------- -------------------------

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

The Adviser has other advisory clients that have investment objectives similar to the Fund's investment objective. As such, there will be times when the Adviser may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Adviser to allocate purchases and sales among the Fund and its other clients in a manner which the Adviser deems equitable, taking into consideration such factors as the size of the account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or amount of a security purchased by the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.


                               PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended March 31, the Fund had a portfolio turnover rate as follows:


---------------------------- -------------- -------------- -----------------
                               Fiscal Year    Fiscal Year    Fiscal Year
Portfolio turnover rate for:      Ended          Ended          Ended
                             March 31, 2003 March 31, 2002  March 31, 2001
---------------------------- -------------- -------------- -----------------
McIntyre Global Equity Fund
                                 36.98%         57.90%          68.76%
---------------------------- -------------- -------------- -----------------

                        DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board decides it is necessary.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time. An example of how the Fund calculated the net asset value per share as of March 31, 2003 is as follows:

                   Net Assets
            -----------------------------   = Net Asset Value Per Share
               Shares Outstanding

                    $9,721,866
            ------------------------------- =                $4.66
                    2,179,769

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund's securities, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.


The Fund may invest in foreign securities, and as a result, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board. Portfolio securities of the Fund that are traded both on an exchange and in the over-the-counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.


     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value as determined in good faith by the Adviser and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

                     PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund's prospectus. Shares of the Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase. To purchase shares of the Fund, you must invest the initial minimum investment. However, the Fund reserves the right to reduce or waive the minimums for certain retirement and other employee benefit plans; for the Adviser's employees, clients and their affiliates; for investment advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Fund. You may redeem shares on any day that the NYSE is open for business. A shareholder whose redemption order is received by the Fund's transfer agent after the close of trading on the NYSE will redeem shares at the net asset value as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or their shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund's shareholders.

Redemption in Kind. The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash and would bear any market risks associated with such securities until they are converted into cash.

Small Accounts. The Fund reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 30 days prior to any proposed redemption are invited to add to their account if they wish to continue as a shareholder of the Fund; however, the Fund does not presently contemplate making such redemptions and the Fund will not redeem any shares held in tax-sheltered retirement plans.

                                   TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Net investment income includes interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policies, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends- received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), is urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year at least annually. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3) and
(4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain or unrealized appreciation in the value of assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although economically they constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be  required in certain  cases to  withhold  and remit to the U.S.
Treasury backup withholding at the applicable rate on distributions and the proceeds of redemption of shares paid to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

                             PERFORMANCE INFORMATION

The Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper, Inc. ("Lipper"), Morningstar, Inc. or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

Average Annual Total Return. Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                 n
         P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

The average annual total return computed at the public offering price (net asset value) for the Fund and the Predecessor Fund for the fiscal year ended March 31, 2003 was as follows:

                    One Year         Five Years         Since Inception
                    -32.12%            -13.89                -9.59%

Please note that certain fees and expenses of the Fund and the Predecessor Fund have been waived or reimbursed from inception through March 31, 2003. Accordingly, average annual total return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average  Annual  Total  Return  (after  Taxes  on  Distributions).   The  Fund's
quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                 n
         P(1 + T)  = ATVD

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVD" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Fund and the Predecessor Fund for the fiscal year ended March 31, 2003 was as follows:

                    One Year        Five Years        Since Inception
                    -32.12%           -16.23              -11.80%

Please note that certain fees and expenses of the Fund and the Predecessor Fund have been waived or reimbursed from inception through March 31, 2003. Accordingly, average annual total return (after taxes on distributions) figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions and Redemptions). The Fund's quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                 n
         P(1 + T)  = ATVDR

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ATVDR" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

The average annual total return (after taxes on distributions and redemptions) computed at the public offering price (net asset value) for the Predecessor Fund for the fiscal year ended March 31, 2003 was as follows:

                    One Year     Five Years      Since Inception
                    -19.72%        -10.70             -7.60%

Please note that certain fees and expenses of the Fund and the Predecessor Fund have been waived or reimbursed from inception through March 31, 2003. Accordingly, average annual total return (after taxes on distributions and redemptions) figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Other Information. The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules.

Yield. Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                           YIELD = 2 [(a-b + 1)6 - 1]
                                       ---
                                       cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                               PROXY VOTING POLICY

The Board has adopted a Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted a Proxy Voting Policies and Procedures ("Adviser's Proxy Policies") which underscores the Adviser's concern that all proxies voting decisions be made in the best interest's of the Fund and that the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund. This policy is intended to serve as a guideline and to further the economic value of each mutual fund held by the Fund. There will be regular review of this policy. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Proxy recommendations made by management will be given strong consideration by the Adviser. The following is a summary of certain Adviser's guidelines:

o    Adviser votes for directors nominees recommended by management.

o    The Adviser votes for auditors appointed by management.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Fund's interests, the Adviser will resolve the conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Trustees of Fund. To the extent that Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, Adviser will disclose the conflict to the Trustees of the mutual fund and obtain their consent to the proposed vote prior to voting the securities.

In 2004, the Trust will be required to annually file new Form N-PX, which lists the Fund's complete proxy voting record for the 12 months period ending June 30th. Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free (800) 560-0086 and on the SEC's website at www.sec.gov.

                               GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of $0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

The Board has created numerous series of shares, and may create additional series in the future, each of which has separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisery contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund has only one class of shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated at any time by vote of a majority of the shares of that series or by the Trustees by written notice to the shareholders of that series. Unless each series is so terminated, the Trust will continue indefinitely.

The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities.

The Board, the Advisor and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.


                              FINANCIAL STATEMENTS

The Financial Statements for the Fund and the Predecessor Fund for the fiscal year ended March 31, 2003 from its most recent Annual Report to shareholders are incorporated by reference in their entirety into this SAI.